UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-01545

Eaton Vance Special Investment Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

November 30

Date of Fiscal Year End

November 30, 2014

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Hedged Stock Fund

Annual Report

November 30, 2014

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report November 30, 2014

Eaton Vance

Hedged Stock Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	25

Federal Tax Information	26

Management and Organization	27

Important Notices	29

Eaton Vance

Hedged Stock Fund

November 30, 2014

Management’s Discussion of Fund Performance1

Economic and Market Conditions

During the 12-month period ended November 30, 2014, U.S. equity markets vacillated between optimism and concern — optimism that a modest U.S. economic recovery was continuing and concern that slowing growth in other regions of the globe might weigh on U.S. results. While U.S. stocks trended upward for much of the 12-month period, there were some pullbacks along the way.

In January 2014, U.S. equities declined briefly on worries that an unusually harsh winter, which led to a spike in natural gas prices, might negatively impact U.S. consumer spending. A more significant pullback occurred in October 2014, when concerns about the potential repercussions of slowing Chinese growth and possible deflation in Europe seemed to unnerve U.S. investors. However, U.S. stocks once again bounced back: The Dow Jones Industrial Average2 and the broader S&P 500 Index both closed at all-time highs on October 31 and then continued their rally into November 2014.

During the 12-month period, falling oil prices, brought on by increased supply and weaker global demand, helped boost consumer spending and most U.S. market sectors, with the exception of energy.

The major U.S. stock indexes ended the 12-month period with strong performance. The S&P 500 Index advanced 16.86%, while the Dow Jones Industrial Average gained 13.42%. The technology-laden NASDAQ Composite Index added 19.43%. Large-cap U.S. stocks (as measured by the Russell 1000 Index) fared significantly better than their small-cap counterparts (as measured by the Russell 2000 Index), while growth stocks, in general, outpaced value stocks.

Fund Performance

For the 12-month period ended November 30, 2014, Eaton Vance Hedged Stock Fund (formerly, Eaton Vance Risk-Managed Equity Option Fund) (the Fund) had a total return of 5.36% for Class A shares at net asset value (NAV), underperforming the 16.86% return of the Fund’s primary benchmark, the S&P 500 Index (the Index), and outperforming the 5.26% return of the Fund’s secondary benchmark, the Barclays U.S. Aggregate Bond Index.

The Fund’s options strategy was the main detractor from performance relative to the Index, as would generally be expected during a period of strong equity market performance. The options strategy, which is designed to help limit the Fund’s exposure to market volatility and provide current income, may be beneficial during periods of market weakness, but may detract from performance versus the Index during periods of market strength. When the market was trending upward, as it was for most of the 12-month period, the Fund’s options overlay strategy detracted from the Fund’s performance versus the Index and caused the Fund as a whole to underperform the Index for the period.

In addition, the Fund’s common stock portfolio modestly underperformed the Index, as stock selection in the industrials, energy and financials sectors detracted from relative performance versus the Index. Within industrials, the Fund’s overweight positions in electrical equipment companies Emerson Electric Co. and Rockwell Automation, Inc. performed poorly on concerns that both firms’ global business could be negatively impacted by weak growth in emerging markets and Europe. Rockwell Automation was sold out of the Fund’s portfolio before period-end. Within energy, overweighting exploration and production firms Anadarko Petroleum Corp., Devon Energy Corp. and Occidental Petroleum Corp. hurt the Fund’s performance versus the Index, as all three firms’ profits were impaired by falling oil prices. Within financials, overweighting Aflac, Inc., an insurance firm whose stock declined on disappointing sales and exposure to the weakening Japanese yen, detracted from the Fund’s performance relative to the Index.

In contrast, stock selection in the health care, consumer staples and information technology sectors helped the Fund’s performance versus the Index. Within health care, the Fund’s overweight position in biotechnology firm Gilead Sciences, Inc. rose on anticipation of robust future earnings from products in development. The Fund’s off-Index holding in pharmaceutical firm Shire PLC ADR performed well on merger speculation and was subsequently sold out of the Fund’s portfolio. Within consumer staples, overweighting tobacco company Altria Group, Inc. aided performance relative to the Index, as the stock benefited from favorable cigarette pricing. Within information technology, the Fund’s off-Index holding in NXP Semiconductors NV saw strong price appreciation amid rising semiconductor demand during the 12-month period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Hedged Stock Fund

November 30, 2014

Performance 2,3

Portfolio Manager Charles Gaffney

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	02/29/2008	02/29/2008	5.36%	3.57%	2.78%
Class A with 5.75% Maximum Sales Charge	—	—	–0.74	2.35	1.88
Class C at NAV	02/29/2008	02/29/2008	4.58	2.80	2.02
Class C with 1% Maximum Sales Charge	—	—	3.58	2.80	2.02
Class I at NAV	02/29/2008	02/29/2008	5.63	3.82	3.04
S&P 500 Index	—	—	16.86%	15.95%	8.66%
Barclays U.S. Aggregate Bond Index	—	—	5.26	4.10	4.75

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.84%	2.59%	1.59%
Net			1.15	1.90	0.90

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	02/29/2008	$11,444	N.A.
Class I	$250,000	02/29/2008	$305,978	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Hedged Stock Fund

November 30, 2014

Fund Profile

Sector Allocation (% of total investments)5

Top 10 Holdings (% of total investments)5

Apple, Inc.	3.9%
Microsoft Corp.	3.3
Google, Inc., Class C	2.6
Verizon Communications, Inc.	2.4
Merck & Co., Inc.	2.2
International Paper Co.	2.0
Altria Group, Inc.	2.0
Aflac, Inc.	1.9
Gilead Sciences, Inc.	1.9
Occidental Petroleum Corp.	1.8
Total	24.0%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Hedged Stock Fund

November 30, 2014

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Russell 1000 Index is an unmanaged index of 1,000 U.S. large-cap stocks. Russell 2000 Index is an unmanaged index of 2,000 U.S. small-cap stocks. Barclays U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 3/31/15. Without the reimbursement, if applicable, performance would have been lower.

[5]	Depictions do not reflect the Fund’s option positions. Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Hedged Stock Fund

November 30, 2014

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2014 – November 30, 2014).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (6/1/14)	Ending Account Value (11/30/14)	Expenses Paid During Period* (6/1/14 – 11/30/14)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,018.80	$6.83	**	1.35%
Class C	$1,000.00	$1,015.10	$10.66	**	2.11%
Class I	$1,000.00	$1,020.10	$5.67	**	1.12%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.30	$6.83	**	1.35%
Class C	$1,000.00	$1,014.50	$10.66	**	2.11%
Class I	$1,000.00	$1,019.50	$5.67	**	1.12%

Effective October 31, 2014, the contractual expense caps of the Fund changed. If these changes had been in place during the entire reporting period, the actual and hypothetical ending account values, expenses paid and annualized expense ratios would have been as follows:

	Beginning Account Value (6/1/14)	Ending Account Value (11/30/14)	Expenses Paid During Period* (6/1/14 – 11/30/14)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,018.80	$5.82	**	1.15%
Class C	$1,000.00	$1,015.10	$9.60	**	1.90%
Class I	$1,000.00	$1,020.10	$4.56	**	0.90%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.30	$5.82	**	1.15%
Class C	$1,000.00	$1,015.50	$9.60	**	1.90%
Class I	$1,000.00	$1,020.60	$4.56	**	0.90%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on May 31, 2014.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

6

Eaton Vance

Hedged Stock Fund

November 30, 2014

Portfolio of Investments

Common Stocks — 101.9%

Security	Shares	Value

Aerospace & Defense — 1.1%
Spirit AeroSystems Holdings, Inc., Class A(1)	8,623	$371,738

		$371,738

Air Freight & Logistics — 1.4%
C.H. Robinson Worldwide, Inc.	6,776	$499,662

		$499,662

Auto Components — 1.0%
Dana Holding Corp.	17,051	$361,481

		$361,481

Banks — 6.1%
Bank of America Corp.	34,194	$582,666
Citigroup, Inc.	10,734	579,314
JPMorgan Chase & Co.	9,738	585,838
PNC Financial Services Group, Inc. (The)	4,057	354,866

		$2,102,684

Beverages — 2.8%
Constellation Brands, Inc., Class A(1)	5,249	$506,004
PepsiCo, Inc.	4,510	451,451

		$957,455

Biotechnology — 1.9%
Gilead Sciences, Inc.(1)	6,561	$658,199

		$658,199

Building Products — 1.0%
Armstrong World Industries, Inc.(1)	7,008	$351,101

		$351,101

Capital Markets — 2.7%
Affiliated Managers Group, Inc.(1)	1,777	$361,779
Blackstone Group LP (The)	17,697	593,204

		$954,983

Chemicals — 1.0%
Monsanto Co.	2,973	$356,492

		$356,492

Security	Shares	Value

Communications Equipment — 0.8%
QUALCOMM, Inc.	3,656	$266,522

		$266,522

Consumer Finance — 1.6%
Discover Financial Services	8,738	$572,776

		$572,776

Diversified Telecommunication Services — 2.4%
Verizon Communications, Inc.	16,744	$847,079

		$847,079

Electric Utilities — 1.7%
NextEra Energy, Inc.	5,558	$580,200

		$580,200

Electrical Equipment — 2.5%
Eaton Corp. PLC	7,918	$537,078
Emerson Electric Co.	5,408	344,760

		$881,838

Electronic Equipment, Instruments & Components — 1.2%
Corning, Inc.	20,263	$425,928

		$425,928

Energy Equipment & Services — 1.3%
Halliburton Co.	6,586	$277,929
Weatherford International PLC(1)	11,984	156,991

		$434,920

Food & Staples Retailing — 2.3%
Costco Wholesale Corp.	2,610	$370,933
Kroger Co. (The)	7,065	422,770

		$793,703

Food Products — 1.7%
Pinnacle Foods, Inc.	17,000	$578,510

		$578,510

Health Care Equipment & Supplies — 2.3%
Cooper Cos., Inc. (The)	2,160	$364,824
Stryker Corp.	4,678	434,633

		$799,457

7	See Notes to Financial Statements.

Eaton Vance

Hedged Stock Fund

November 30, 2014

Portfolio of Investments — continued

Security	Shares	Value

Health Care Providers & Services — 1.2%
Humana, Inc.	2,938	$405,356

		$405,356

Health Care Technology — 0.7%
Cerner Corp.(1)	3,725	$239,889

		$239,889

Hotels, Restaurants & Leisure — 2.2%
Las Vegas Sands Corp.	5,692	$362,524
Starbucks Corp.	4,848	393,706

		$756,230

Household Products — 1.4%
Colgate-Palmolive Co.	6,813	$474,117

		$474,117

Insurance — 3.4%
ACE, Ltd.	4,504	$514,987
Aflac, Inc.	11,309	675,487

		$1,190,474

Internet & Catalog Retail — 2.5%
Amazon.com, Inc.(1)	1,324	$448,359
Priceline Group, Inc. (The)(1)	366	424,630

		$872,989

Internet Software & Services — 4.0%
Facebook, Inc., Class A(1)	5,985	$465,034
Google, Inc., Class C(1)	1,694	917,860

		$1,382,894

IT Services — 2.8%
Fiserv, Inc.(1)	4,985	$356,377
Visa, Inc., Class A	2,352	607,263

		$963,640

Leisure Products — 1.3%
Polaris Industries, Inc.	2,856	$447,564

		$447,564

Life Sciences Tools & Services — 1.3%
Thermo Fisher Scientific, Inc.	3,579	$462,729

		$462,729

Security	Shares	Value

Machinery — 2.0%
Caterpillar, Inc.	3,460	$348,076
Donaldson Co., Inc.	8,579	334,581

		$682,657

Media — 2.1%
Comcast Corp., Class A	6,636	$378,517
Walt Disney Co. (The)	3,919	362,547

		$741,064

Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	5,415	$145,393

		$145,393

Multi-Utilities — 1.5%
Sempra Energy	4,668	$521,556

		$521,556

Multiline Retail — 0.8%
Big Lots, Inc.	5,585	$283,718

		$283,718

Oil, Gas & Consumable Fuels — 7.0%
Anadarko Petroleum Corp.	5,692	$450,522
Devon Energy Corp.	5,543	326,871
Exxon Mobil Corp.	4,914	444,913
Occidental Petroleum Corp.	8,120	647,732
Phillips 66	7,689	561,451

		$2,431,489

Paper & Forest Products — 2.1%
International Paper Co.	13,370	$719,573

		$719,573

Pharmaceuticals — 7.3%
Eli Lilly & Co.	8,970	$611,036
Merck & Co., Inc.	12,762	770,825
Roche Holding AG ADR	14,014	524,964
Teva Pharmaceutical Industries, Ltd. ADR	10,812	616,068

		$2,522,893

Real Estate Investment Trusts (REITs) — 2.9%
AvalonBay Communities, Inc.	3,110	$500,057
Public Storage, Inc.	2,701	506,788

		$1,006,845

8	See Notes to Financial Statements.

Eaton Vance

Hedged Stock Fund

November 30, 2014

Portfolio of Investments — continued

Security	Shares	Value

Road & Rail — 1.2%
CSX Corp.	11,624	$424,160

		$424,160

Semiconductors & Semiconductor Equipment — 2.5%
NXP Semiconductors NV(1)	6,084	$473,396
RF Micro Devices, Inc.(1)	26,015	380,079

		$853,475

Software — 5.1%
Microsoft Corp.	24,389	$1,166,038
Oracle Corp.	14,564	617,659

		$1,783,697

Specialty Retail — 2.3%
Home Depot, Inc. (The)	4,569	$454,159
Restoration Hardware Holding, Inc.(1)	4,213	355,872

		$810,031

Technology Hardware, Storage & Peripherals — 3.9%
Apple, Inc.	11,515	$1,369,479

		$1,369,479

Tobacco — 2.0%
Altria Group, Inc.	14,007	$703,992

		$703,992

Trading Companies & Distributors — 1.2%
W.W. Grainger, Inc.	1,740	$427,483

		$427,483

Total Common Stocks (identified cost $30,085,713)		$35,418,115

Put Options Purchased — 0.2%

Description	Number of Contracts	Strike Price	Expiration Date	Value

S&P 500 Index	12	$1,965	12/5/14	$1,350
S&P 500 Index	12	1,975	12/12/14	3,360
S&P 500 Index	14	2,005	12/20/14	10,570
S&P 500 Index	15	2,010	12/26/14	15,375
S&P 500 Index FLEX	18	1,945	12/1/14	1
S&P 500 Index FLEX	13	1,950	12/3/14	31
S&P 500 Index FLEX	12	1,970	12/8/14	792

Description	Number of Contracts	Strike Price	Expiration Date	Value

S&P 500 Index FLEX	12	$1,975	12/10/14	$1,431
S&P 500 Index FLEX	12	1,970	12/15/14	2,822
S&P 500 Index FLEX	12	1,980	12/17/14	4,149
S&P 500 Index FLEX	14	2,005	12/22/14	10,442
S&P 500 Index FLEX	14	2,010	12/24/14	12,540

Total Put Options Purchased (identified cost $147,916)				$62,863

Short-Term Investments — 0.0%(2)

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.14%(3)	$15	$15,327

Total Short-Term Investments (identified cost $15,327)		$15,327

Total Investments — 102.1% (identified cost $30,248,956)		$35,496,305

Call Options Written — (0.6)%

Description	Number of Contracts	Strike Price	Expiration Date	Value

S&P 500 Index	12	$2,060	12/5/14	$(19,440)
S&P 500 Index	12	2,070	12/12/14	(17,160)
S&P 500 Index	14	2,100	12/20/14	(9,100)
S&P 500 Index	15	2,100	12/26/14	(12,975)
S&P 500 Index FLEX	18	2,051	12/1/14	(30,942)
S&P 500 Index FLEX	13	2,051	12/3/14	(23,974)
S&P 500 Index FLEX	12	2,066	12/8/14	(15,297)
S&P 500 Index FLEX	12	2,066	12/10/14	(17,069)
S&P 500 Index FLEX	12	2,068	12/15/14	(19,423)
S&P 500 Index FLEX	12	2,077	12/17/14	(15,548)
S&P 500 Index FLEX	14	2,093	12/22/14	(12,821)
S&P 500 Index FLEX	14	2,095	12/24/14	(12,917)

Total Call Options Written (premiums received $153,426)				$(206,666)

Other Assets, Less Liabilities — (1.5)%				$(522,052)

Net Assets — 100.0%				$34,767,587

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt
FLEX	–	FLexible EXchange traded option, representing a customized option contract with negotiated contract terms.

9	See Notes to Financial Statements.

Eaton Vance

Hedged Stock Fund

November 30, 2014

Portfolio of Investments — continued

(1)	Non-income producing security.

(2)	Amount is less than 0.05%.

(3)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of November 30, 2014.

10	See Notes to Financial Statements.

Eaton Vance

Hedged Stock Fund

November 30, 2014

Statement of Assets and Liabilities

Assets	November 30, 2014
Unaffiliated investments, at value (identified cost, $30,233,629)	$35,480,978
Affiliated investment, at value (identified cost, $15,327)	15,327
Cash	2,750
Dividends receivable	51,009
Interest receivable from affiliated investment	84
Receivable for premium on written options	25,422
Receivable for Fund shares sold	13,181
Tax reclaims receivable	23,311
Receivable from affiliate	23,390
Total assets	$35,635,452

Liabilities
Demand note payable	$400,000
Written options outstanding, at value (premiums received, $153,426)	206,666
Payable for investments purchased	23,944
Payable for closed written options	36,104
Payable for Fund shares redeemed	96,363
Payable to affiliates:
Investment adviser fee	25,797
Distribution and service fees	9,937
Trustees’ fees	356
Accrued expenses	68,698
Total liabilities	$867,865
Net Assets	$34,767,587

Sources of Net Assets
Paid-in capital	$34,378,315
Accumulated net realized loss	(4,807,111)
Net unrealized appreciation	5,196,383
Total	$34,767,587

Class A Shares
Net Assets	$14,213,592
Shares Outstanding	1,752,156
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.11
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$8.60

Class C Shares
Net Assets	$8,503,601
Shares Outstanding	1,053,997
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.07

Class I Shares
Net Assets	$12,050,394
Shares Outstanding	1,483,705
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.12

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

11	See Notes to Financial Statements.

Eaton Vance

Hedged Stock Fund

November 30, 2014

Statement of Operations

Investment Income	Year Ended November 30, 2014
Dividends (net of foreign taxes, $5,341)	$592,822
Interest allocated from affiliated investment	466
Expenses allocated from affiliated investment	(49)
Total investment income	$593,239

Expenses
Investment adviser fee	$328,397
Administration fee	50,291
Distribution and service fees
Class A	41,386
Class C	93,043
Trustees’ fees and expenses	2,127
Custodian fee	109,265
Transfer and dividend disbursing agent fees	31,988
Legal and accounting services	44,044
Printing and postage	28,967
Registration fees	53,058
Miscellaneous	22,506
Total expenses	$805,072
Deduct —
Reduction of custodian fee	$21
Allocation of expenses to affiliates	246,233
Total expense reductions	$246,254

Net expenses	$558,818

Net investment income	$34,421

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$6,481,285
Investment transactions allocated from affiliated investment	3
Written options	(1,269,266)
Foreign currency and forward foreign currency exchange contract transactions	1,253
Net realized gain	$5,213,275
Change in unrealized appreciation (depreciation) —
Investments	$(3,425,473)
Written options	55,233
Foreign currency and forward foreign currency exchange contracts	(5,642)
Net change in unrealized appreciation (depreciation)	$(3,375,882)

Net realized and unrealized gain	$1,837,393

Net increase in net assets from operations	$1,871,814

12	See Notes to Financial Statements.

Eaton Vance

Hedged Stock Fund

November 30, 2014

Statements of Changes in Net Assets

	Year Ended November 30,
Increase (Decrease) in Net Assets	2014	2013
From operations —
Net investment income	$34,421	$131,619
Net realized gain from investment transactions, written options, and foreign currency and forward foreign currency exchange contract transactions	5,213,275	1,800,800
Net change in unrealized appreciation (depreciation) from investments, written options, foreign currency and forward foreign currency exchange contracts	(3,375,882)	3,853,394
Net increase in net assets from operations	$1,871,814	$5,785,813
Distributions to shareholders —
From net investment income
Class A	$(7,533)	$(71,209)
Class C	(3,017)	(28,018)
Class I	(5,009)	(31,161)
Tax return of capital
Class A	(240,260)	(512,135)
Class C	(96,243)	(201,509)
Class I	(159,763)	(224,112)
Total distributions to shareholders	$(511,825)	$(1,068,144)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$3,201,044	$2,605,985
Class C	353,278	472,083
Class I	8,373,881	1,825,673
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	243,497	571,577
Class C	88,218	205,842
Class I	139,341	198,341
Cost of shares redeemed
Class A	(8,471,294)	(11,009,083)
Class C	(2,103,391)	(5,028,461)
Class I	(4,574,015)	(5,470,417)
Net decrease in net assets from Fund share transactions	$(2,749,441)	$(15,628,460)

Net decrease in net assets	$(1,389,452)	$(10,910,791)

Net Assets
At beginning of year	$36,157,039	$47,067,830
At end of year	$34,767,587	$36,157,039

Accumulated distributions in excess of net investment income included in net assets
At end of year	$—	$(2,908)

13	See Notes to Financial Statements.

Eaton Vance

Hedged Stock Fund

November 30, 2014

Financial Highlights

	Class A
	Year Ended November 30,
	2014	2013	2012	2011		2010
Net asset value — Beginning of year	$7.810	$6.960	$7.040	$7.330		$8.200

Income (Loss) From Operations
Net investment income(1)	$0.018	$0.035	$0.034	$0.009		$0.025
Net realized and unrealized gain (loss)	0.397	1.045	0.116	(0.069	)(2)	(0.295)

Total income (loss) from operations	$0.415	$1.080	$0.150	$(0.060)		$(0.270)

Less Distributions
From net investment income	$(0.003)	$(0.028)	$(0.029)	$—		$(0.017)
From net realized gain	—	—	—	(0.230)		—
Tax return of capital	(0.112)	(0.202)	(0.201)	—		(0.583)

Total distributions	$(0.115)	$(0.230)	$(0.230)	$(0.230)		$(0.600)

Net asset value — End of year	$8.110	$7.810	$6.960	$7.040		$7.330

Total Return(3)	5.36%	15.63%	2.19%	(0.95)%		(3.35)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$14,214	$18,554	$23,957	$53,437		$123,121
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.41%	1.50%	1.50%	1.50%		1.50%
Net investment income	0.22%	0.48%	0.47%	0.13%		0.32%
Portfolio Turnover	106%	45%	37%	96%		60%

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)

The investment adviser, sub-adviser and administrator subsidized certain operating expenses (equal to 0.68%, 0.49%, 0.24%, 0.13% and 0.04% of average daily net assets for the years ended November 30, 2014, 2013, 2012, 2011 and 2010, respectively). Absent this subsidy, total return would be lower.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

14	See Notes to Financial Statements.

Eaton Vance

Hedged Stock Fund

November 30, 2014

Financial Highlights — continued

	Class C
	Year Ended November 30,
	2014	2013	2012	2011		2010
Net asset value — Beginning of year	$7.800	$6.950	$6.970	$7.290		$8.160

Income (Loss) From Operations
Net investment loss(1)	$(0.043)	$(0.020)	$(0.019)	$(0.044)		$(0.032)
Net realized and unrealized gain (loss)	0.397	1.040	0.121	(0.076	)(2)	(0.291)

Total income (loss) from operations	$0.354	$1.020	$0.102	$(0.120)		$(0.323)

Less Distributions
From net investment income	$(0.002)	$(0.021)	$(0.015)	$—		$(0.016)
From net realized gain	—	—	—	(0.200)		—
Tax return of capital	(0.082)	(0.149)	(0.107)	—		(0.531)

Total distributions	$(0.084)	$(0.170)	$(0.122)	$(0.200)		$(0.547)

Net asset value — End of year	$8.070	$7.800	$6.950	$6.970		$7.290

Total Return(3)	4.58%	14.75%	1.49%	(1.64)%		(4.15)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$8,504	$9,841	$12,924	$26,875		$50,965
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	2.16%	2.25%	2.25%	2.25%		2.25%
Net investment loss	(0.54)%	(0.27)%	(0.27)%	(0.61)%		(0.41)%
Portfolio Turnover	106%	45%	37%	96%		60%

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)

The investment adviser, sub-adviser and administrator subsidized certain operating expenses (equal to 0.68%, 0.49%, 0.24%, 0.13% and 0.04% of average daily net assets for the years ended November 30, 2014, 2013, 2012, 2011 and 2010, respectively). Absent this subsidy, total return would be lower.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

15	See Notes to Financial Statements.

Eaton Vance

Hedged Stock Fund

November 30, 2014

Financial Highlights — continued

	Class I
	Year Ended November 30,
	2014	2013	2012	2011		2010
Net asset value — Beginning of year	$7.810	$6.970	$7.060	$7.350		$8.220

Income (Loss) From Operations
Net investment income(1)	$0.036	$0.054	$0.051	$0.028		$0.046
Net realized and unrealized gain (loss)	0.400	1.036	0.128	(0.078	)(2)	(0.297)

Total income (loss) from operations	$0.436	$1.090	$0.179	$(0.050)		$(0.251)

Less Distributions
From net investment income	$(0.004)	$(0.030)	$(0.034)	$—		$(0.018)
From net realized gain	—	—	—	(0.240)		—
Tax return of capital	(0.122)	(0.220)	(0.235)	—		(0.601)

Total distributions	$(0.126)	$(0.250)	$(0.269)	$(0.240)		$(0.619)

Net asset value — End of year	$8.120	$7.810	$6.970	$7.060		$7.350

Total Return(3)	5.63%	15.77%	2.61%	(0.67)%		(3.23)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$12,050	$7,762	$10,187	$25,628		$50,436
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.16%	1.25%	1.25%	1.25%		1.25%
Net investment income	0.45%	0.73%	0.72%	0.39%		0.59%
Portfolio Turnover	106%	45%	37%	96%		60%

(1)	Computed using average shares outstanding.

(2)

The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)

The investment adviser, sub-adviser and administrator subsidized certain operating expenses (equal to 0.68%, 0.49%, 0.24%, 0.13% and 0.04% of average daily net assets for the years ended November 30, 2014, 2013, 2012, 2011 and 2010, respectively). Absent this subsidy, total return would be lower.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

16	See Notes to Financial Statements.

Eaton Vance

Hedged Stock Fund

November 30, 2014

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Hedged Stock Fund (formerly, Eaton Vance Risk-Managed Equity Option Fund) (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Debt Obligations. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Derivatives. Exchange-traded options (other than FLexible EXchange traded options) are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options and FLexible EXchange traded options traded at the Chicago Board Options Exchange are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

17

Eaton Vance

Hedged Stock Fund

November 30, 2014

Notes to Financial Statements — continued

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of November 30, 2014, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the

18

Eaton Vance

Hedged Stock Fund

November 30, 2014

Notes to Financial Statements — continued

index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

2  Distributions to Shareholders and Income Tax Information

The Fund intends to make annual distributions (semi-annual distributions prior to October 31, 2014) from its cash available for distribution, which is determined by the Fund’s investment adviser and generally consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums received, and net realized and unrealized gains on stock investments.

At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended November 30, 2014 and November 30, 2013 was as follows:

	Year Ended November 30,
	2014	2013

Distributions declared from:
Ordinary income	$15,559	$130,388
Tax return of capital	$496,266	$937,756

During the year ended November 30, 2014, accumulated net realized loss was decreased by $16,532, accumulated undistributed net investment income was decreased by $15,954 and paid-in capital was decreased by $578 due to differences between book and tax accounting, primarily for foreign currency gain (loss), distributions from real estate investment trusts (REITs) and investments in partnerships. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of November 30, 2014, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Deferred capital losses	$(4,928,949)
Net unrealized appreciation	$5,318,221

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and option contracts.

At November 30, 2014, the Fund, for federal income tax purposes, had deferred capital losses of $4,928,949 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at November 30, 2014, $4,928,949 are short-term.

19

Eaton Vance

Hedged Stock Fund

November 30, 2014

Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments of the Fund at November 30, 2014, as determined on a federal income tax basis, were as follows:

Aggregate cost	$30,117,495

Gross unrealized appreciation	$5,845,823
Gross unrealized depreciation	(529,876)

Net unrealized appreciation	$5,315,947

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.90% of the Fund’s average daily net assets up to $1 billion and is payable monthly. On net assets of $1 billion and over, the annual fee is reduced. For the year ended November 30, 2014, the investment adviser fee amounted to $328,397 or 0.90% of the Fund’s average daily net assets. Prior to October 31, 2014 and pursuant to a sub-advisory agreement, EVM had delegated the investment management of the Fund’s options strategy to Parametric Risk Advisors LLC (PRA), an indirect affiliate of EVM. EVM paid PRA a portion of its advisory fee for sub-advisory services provided to the Fund. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.15%, 1.90% and 0.90% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after March 31, 2015. Prior to October 31, 2014, EVM and PRA had agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only) exceed 1.40%, 2.15% and 1.15% (1.50%, 2.25% and 1.25% prior to April 1, 2014) of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. Pursuant to this agreement, EVM and PRA were allocated $246,233 in total of the Fund’s operating expenses for the year ended November 30, 2014. EVM serves as the administrator to the Fund, but currently receives no compensation. Prior to October 31, 2014, EVM earned an administration fee for administering the business affairs of the Fund and was computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended November 30, 2014, the administration fee amounted to $50,291.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended November 30, 2014, EVM earned $845 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $2,764 as its portion of the sales charge on sales of Class A shares for the year ended November 30, 2014. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended November 30, 2014, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended November 30, 2014 amounted to $41,386 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended November 30, 2014, the Fund paid or accrued to EVD $69,782 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended November 30, 2014 amounted to $23,261 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority’s NASD Conduct Rule 2830(d).

20

Eaton Vance

Hedged Stock Fund

November 30, 2014

Notes to Financial Statements — continued

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended November 30, 2014, the Fund was informed that EVD received less than $100 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $38,826,182 and $44,268,708, respectively, for the year ended November 30, 2014.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended November 30,
Class A	2014	2013

Sales	401,247	347,123
Issued to shareholders electing to receive payments of distributions in Fund shares	31,058	75,113
Redemptions	(1,055,825)	(1,487,120)

Net decrease	(623,520)	(1,064,884)

	Year Ended November 30,
Class C	2014	2013

Sales	44,692	63,299
Issued to shareholders electing to receive payments of distributions in Fund shares	11,267	27,097
Redemptions	(264,188)	(687,773)

Net decrease	(208,229)	(597,377)

	Year Ended November 30,
Class I	2014	2013

Sales	1,043,425	244,409
Issued to shareholders electing to receive payments of distributions in Fund shares	17,773	26,040
Redemptions	(571,099)	(739,447)

Net increase (decrease)	490,099	(468,998)

8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written options at November 30, 2014 is included in the Portfolio of Investments.

21

Eaton Vance

Hedged Stock Fund

November 30, 2014

Notes to Financial Statements — continued

At November 30, 2014, there were no forward foreign currency exchange contracts outstanding.

Written options activity for the year ended November 30, 2014 was as follows:

	Number of Contracts	Premiums Received

Outstanding, beginning of year	188	$144,375
Options written	2,364	2,211,133
Options terminated in closing purchase transactions	(1,097)	(1,067,820)
Options expired	(1,295)	(1,134,262)

Outstanding, end of year	160	$153,426

All of the assets of the Fund are subject to segregation to satisfy the requirements of the escrow agent. At November 30, 2014, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Fund is subject to the following risks:

Equity Price Risk: The Fund pursues a “collared” options strategy which consists of buying S&P 500 index put options below the current value of the index and writing S&P 500 index call options above the current value of the index with the same expiration. The strategy uses the premium income from the written call options to buy an equal number of put options. In buying put options on an index, the Fund in effect, acquires protection against decline in the value of the applicable index below the exercise price in exchange for the option premium paid. In writing index call options, the Fund in effect, sells potential appreciation in the value of the applicable index above the exercise price. The Fund retains the risk of lost appreciation, minus the premium received, should the price of the underlying index rise above the strike price. Under normal market conditions, the Fund’s use of option collars is expected to provide a more consistent level of market exposure and market protection. During the year ended November 30, 2014, the Fund also entered into a call option spread transaction on an individual security to enhance return while limiting its maximum option loss potential on the transaction. The call option spread consists of selling and buying an equal number of call options on an individual security with the same expiration, but with a lower exercise price for the purchased option position. Any net premium received is reduced by the premium paid on the purchased option. The risk of loss on the call option spread on an individual security is limited to the premium paid for the purchased option position less the premium received from the written option position.

Foreign Exchange Risk: Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund entered into forward foreign currency exchange contracts during the year ended November 30, 2014.

The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At November 30, 2014, the Fund had no open derivatives with credit-related contingent features in a net liability position.

The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. The Fund is not subject to counterparty credit risk with respect to its written options as the Fund, not the counterparty, is obligated to perform under such derivatives. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Fund, a

22

Eaton Vance

Hedged Stock Fund

November 30, 2014

Notes to Financial Statements — continued

corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at November 30, 2014 was as follows:

	Fair Value
Derivative	Asset Derivative	Liability Derivative

Purchased options	$62,863(1)	$—
Written options	—	(206,666	)(2)

Total	$62,863	$(206,666)

(1)	Statement of Assets and Liabilities location: Unaffiliated investments, at value.

(2)	Statement of Assets and Liabilities location: Written options outstanding, at value.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended November 30, 2014 was as follows:

Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Equity Price	Purchased options	$(1,618,325)	$(8,984)
Equity Price	Written options	(1,269,266)	55,233
Foreign Exchange	Forward foreign currency exchange contracts	(999)	(2,908)

Total		$(2,888,590)	$43,341

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions, Written options and Foreign currency and forward foreign currency exchange contract transactions, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Investments, Written options and Foreign currency and forward foreign currency exchange contracts, respectively.

The average notional amount of forward foreign currency exchange contracts outstanding during the year ended November 30, 2014, which is indicative of the volume of this derivative type, was approximately $228,000.

The average number of purchased options contracts outstanding during the year ended November 30, 2014, which is indicative of the volume of this derivative type, was 180 contracts.

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $750 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. At November 30, 2014, the Fund had a balance outstanding pursuant to this line of credit of $400,000 at an interest rate of 1.10%. Based on the short-term nature of the borrowings under the line of credit and variable interest rate, the carrying value of the borrowings approximated its fair value at November 30, 2014. If measured at fair value, borrowings under the line of credit would have been considered as Level 2 in the fair value hierarchy (see Note 10) at November 30, 2014. The Fund’s average borrowings or allocated fees during the year ended November 30, 2014 were not significant.

23

Eaton Vance

Hedged Stock Fund

November 30, 2014

Notes to Financial Statements — continued

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At November 30, 2014, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$4,273,076	$—	$—	$4,273,076
Consumer Staples	3,507,776	—	—	3,507,776
Energy	2,866,409	—	—	2,866,409
Financials	5,827,762	—	—	5,827,762
Health Care	5,088,524	—	—	5,088,524
Industrials	3,638,638	—	—	3,638,638
Information Technology	7,045,637	—	—	7,045,637
Materials	1,221,458	—	—	1,221,458
Telecommunication Services	847,079	—	—	847,079
Utilities	1,101,756	—	—	1,101,756

Total Common Stocks	$35,418,115	$—	$—	$35,418,115

Put Options Purchased	$30,655	$32,208	$—	$62,863
Short-Term Investments	—	15,327	—	15,327

Total Investments	$35,448,770	$47,535	$—	$35,496,305

Liability Description

Call Options Written	$(58,675)	$(147,991)	$—	$(206,666)

Total	$(58,675)	$(147,991)	$—	$(206,666)

The Fund held no investments or other financial instruments as of November 30, 2013 whose fair value was determined using Level 3 inputs. At November 30, 2014, there were no investments transferred between Level 1 and Level 2 during the year then ended.

11  Name Change

Effective October 31, 2014, the name of Eaton Vance Hedged Stock Fund was changed from Eaton Vance Risk-Managed Equity Option Fund.

24

Eaton Vance

Hedged Stock Fund

November 30, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Hedged Stock Fund (formerly, Eaton Vance Risk-Managed Equity Option Fund):

We have audited the accompanying statement of assets and liabilities of Eaton Vance Hedged Stock Fund (formerly, Eaton Vance Risk-Managed Equity Option Fund) (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of November 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Hedged Stock Fund (formerly, Eaton Vance Risk-Managed Equity Option Fund) as of November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 15, 2015

25

Eaton Vance

Hedged Stock Fund

November 30, 2014

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2015 will show the tax status of all distributions paid to your account in calendar year 2014. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended November 30, 2014, the Fund designates approximately $523,953, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2014 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

26

Eaton Vance

Hedged Stock Fund

November 30, 2014

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 179 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 179 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Trustee	2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost(3) 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman(3) 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley(4) 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Trustee	2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Ronald A. Pearlman 1940	Trustee	2003

Lawyer and consultant. Formerly, Professor of Law, Georgetown University Law Center (1999-2014). Formerly, Partner, Covington & Burling LLP (law firm) (1991-2000). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990). Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985).

Directorships in the Last Five Years.(2) None.

27

Eaton Vance

Hedged Stock Fund

November 30, 2014

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Harriett Tee Taggart 1948	Trustee	2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	2007 (Chairman) 2005 (Trustee)

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(5)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Ms. Frost and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Frost and Mr. Gorman began serving as Trustees effective May 29, 2014.
(4)	Ms. Mosley began serving as a Trustee effective January 1, 2014.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

28

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3243 11.30.14

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

Eaton Vance Hedged Stock Fund (formerly, Eaton Vance Risk-Managed Equity Option Fund) (the “Fund”) is a series of Eaton Vance Special Investment Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 16 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This form N-CSR relates to the Funds’ annual reports.

The following tables present the aggregate fees billed to the Fund for the Fund’s fiscal years ended November 30, 2013 and November 30, 2014 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Hedged Stock Fund

Period Ended	11/30/13	11/30/14
Audit Fees	$29,780	$33,580
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,890	$9,460
All Other Fees(3)	$0	$0

Total	$38,670	$43,040

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (October 31, November 30 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the series in the Trust by D&T of each series for the last two fiscal years of each series.

Fiscal Years Ended	12/31/12	10/31/13	11/30/13	12/31/13	10/31/14	11/30/14
Audit Fees	$317,887	$34,395	$29,780	$359,520	$45,520	$33,580
Audit-Related Fees(1)	$1,200	$0	$0	$0	$0	$0
Tax Fees(2)	$150,220	$21,070	$8,890	$153,430	$22,530	$9,460
All Other Fees(3)	$0	$0	$0	$0	$0	$0

Total	$469,307	$55,465	$38,670	$512,950	$68,050	$43,040

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonable related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	12/31/12	10/31/13	11/30/13	12/31/13	10/31/14	11/30/14
Registrant(1)	$151,420	$21,070	$8,890	$153,430	$22,530	$9,460
Eaton Vance(2)	$615,489	$526,385	$409,385	$409,385	$99,750	$99,750

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Special Investment Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	January 12, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	January 12, 2015

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	January 12, 2015